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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report January 26, 2004
                                        ----------------


                           FARMERS NATIONAL BANC CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            OHIO                         2-80339                34-1371693
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)



                              20 SOUTH BROAD STREET
                               CANFIELD, OH 44406
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  (330)533-3341
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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Item 5. Other Events and Regulation FD Disclosure

     On January 26, 2004, Farmers National Banc Corp. issued the press release attached as Exhibit 99.1, reporting on its earnings for the quarter ended December 31, 2003.



Item 7. Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit 99.1 January 26, 2004 Press Release



Item 12. Disclosure of Results of Operations and Financial Condition

     The registrant has elected to file this information under Item 5.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FARMERS NATIONAL BANC CORP.


Dated:   January 26, 2004          By:  /s/ Frank L. Paden
       ----------------------           ----------------------------------
                                   Frank L. Paden, President and Secretary




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